UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2008
AXS-ONE INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26358	13-2966911

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Route 17 North Rutherford, New Jersey	07070

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (201) 935-3400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On October 2, 2008, the Registrant issued a press release which included certain information regarding its expected license revenue for its third fiscal quarter ended September 30, 2008 and certain additional information. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K Current Report.
     The information in this report, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities set forth in that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release by Registrant, dated October 2, 2008
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXS-ONE INC.
Date: October 2, 2008	by:	/s/ Joseph Dwyer
Joseph Dwyer
Executive V.P., Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release by Registrant, dated October 2, 2008